UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 29, 2004 (April 29, 2004)

                              GLIMCHER REALTY TRUST
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Maryland                      1-12482                 31-1390518
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(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)

    150 E. Gay Street, Columbus, Ohio                              43215
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(Address of Principal Executive Offices)                        (Zip Code)

        Registrant's telephone number, including area code (614) 621-9000
--------------------------------------------------------------------------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

      (c)   Exhibits.

            99.1  Press Release of Glimcher Realty Trust, dated April 29, 2004.

Item 12. Results of Operation and Financial Condition

      On April 29, 2004, Glimcher Realty Trust (the "Company") issued a press release regarding its results of operations for the fiscal first quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

      The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

      The press release incorporates certain non-GAAP financial measures. The Company believes that the presentation of such measures provides useful information to investors regarding the Company's results of operations.
Specifically, the Company believes that Funds From Operations ("FFO") is a supplemental measure of the Company's operating performance as it is a recognized metric used extensively by the real estate industry, in particular, Real Estate Investment Trusts. The National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income (loss) (computed in accordance with Generally Accepted Accounting Principles ("GAAP")), excluding gains (or losses) from sales of properties, plus real estate related
depreciation  and  amortization   and  after   adjustments  for   unconsolidated
partnerships and joint ventures. The Company's FFO may not be directly comparable to similarly titled measures reported by other real estate investment trusts. FFO does not represent cash flow from operating activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company's financial performance or to cash flow from operating activities (determined in accordance with GAAP), as a measure of the Company's liquidity, nor is it indicative of funds available to fund the Company's cash needs, including its ability to make cash distributions.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2004

                                               GLIMCHER REALTY TRUST

                                               By: /s/ William G. Cornely
                                                   ----------------------------
                                               Name:  William G. Cornely
                                               Title: Executive Vice President,
                                                      Chief Operating Officer,
                                                      Chief Financial Officer,
                                                      Treasurer and Trustee


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